MEMBERS Variable Universal Life              Ultra Series Fund
   Supplement Dated September 21, 2000     Supplement Dated September 21, 2000
      To Prospectus Dated May 1, 2000          To Prospectus Dated May 1, 2000


ADVISER NAME CHANGE: CIMCO Inc., the investment adviser to the Ultra Series Fund, has changed its name to MEMBERS Capital Advisors, Inc., effective September 21, 2000. To reflect this change, the name CIMCO Inc. is replaced with MEMBERS Capital Advisors, Inc. The management and ownership of the adviser has not changed.